                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.



         THE MUNDER FUNDS, INC. and THE MUNDER FRAMLINGTON FUNDS TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                       THE MUNDER FRAMLINGTON FUNDS TRUST
                             THE MUNDER FUNDS, INC.
                               480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
                                1-(800) 438-5789

                               November 13, 2000
Dear Shareholder:

     Credit Commercial de France S.A., a French banking corporation and the parent company of Framlington Overseas Investment Management Limited, was acquired on July 28, 2000 by HSBC Holdings plc, one of the world's largest banking and financial services organizations. Framlington Overseas Investment Management Limited is the sub-advisor to all of the Munder Framlington Funds and to the Munder International NetNet Fund, a series of The Munder Funds, Inc. This change in control caused a termination of the sub-advisory agreements pursuant to which Framlington Overseas Investment Management Limited manages your fund.

     A joint special meeting of shareholders of each series of The Munder Framlington Funds Trust and the shareholders of the Munder International NetNet Fund, a series of The Munder Funds, Inc., will be held at the offices of Munder Capital Management at 480 Pierce Street, Birmingham, Michigan 48009, on December 20, 2000 at 2:00 p.m., Eastern time.

     At the meeting you will be asked to approve a new sub-advisory agreement for Framlington Overseas Investment Management Limited. Approval of the agreement is sought so that management of the funds can continue uninterrupted. As discussed in the enclosed Proxy Statement the Board of Trustees of the Munder Framlington Funds Trust and the Board of Directors of the Munder Funds, Inc. have approved "interim" sub-advisory agreements which terminate by their terms on December 24, 2000.

     After careful consideration, the Board of Trustees and the Board of Directors have unanimously approved the proposed new sub-advisory agreements and recommend that shareholders vote "FOR" the proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS OF THE SHAREHOLDER MEETING, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND SUBMIT YOUR VOTE. YOUR PROXY MUST BE RECEIVED BY DECEMBER 20, 2000. If we have not heard from you as the date of the shareholder meeting approaches, you may receive a call from a professional proxy solicitation firm to facilitate the gathering of votes.

     We appreciate your attention to this matter and thank you for supporting the Munder Funds.
                                           Sincerely,

                                           /s/ James C. Robinson
                                           JAMES C. ROBINSON
                                           President

                       THE MUNDER FRAMLINGTON FUNDS TRUST
                             THE MUNDER FUNDS, INC.

                               480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
                                1-(800) 438-5789

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                               November 13, 2000

To the Shareholders of: The Munder Framlington Funds Trust
                        The Munder Funds, Inc. (Munder International NetNet Fund only)

     The enclosed proxy materials relate to a Joint Special Meeting of shareholders of each series of The Munder Framlington Funds Trust ("Trust") and the shareholders of the Munder International NetNet Fund, a series of The Munder Funds, Inc. ("Company") (each series a "Fund," and collectively, the "Funds") to be held at the offices of Munder Capital Management at 480 Pierce Street, Birmingham, Michigan 48009, on December 20, 2000 at 2:00 p.m., Eastern time.

     This meeting is required because the sub-advisor to the Funds, Framlington Overseas Investment Management Limited ("Sub-Advisor"), underwent a change in control on July 28, 2000 as a result of the acquisition by HSBC Holdings plc of Credit Commercial de France, the corporate parent of the Sub-Advisor. The change in control caused an assignment and termination of the original sub-advisory agreements among the Sub-Advisor, Munder Capital Management ("MCM"), the investment advisor to the Funds, and the Trust and Company. On July 10, 2000, the Board of Trustees of the Trust and the Board of Directors of the Company approved "interim" sub-advisory agreements ("Interim Agreements") on substantially the same terms and conditions as the original sub-advisory agreements. The Interim Agreements are effective for the period between July 29, 2000 and the earlier of (a) the approval of new sub-advisory agreements by shareholders of the Funds or (b) on December 24, 2000.

     The purpose of this meeting is:

     I. To consider and vote on the approval or disapproval of new sub-advisory agreements for the Funds on substantially the same terms as the Interim Agreements. (Shareholders of each Fund will vote separately with respect to the sub-advisory agreement for their Fund.)

     II. To transact such other business as may properly come before the Joint Special Meeting.

     The Board of Trustees and the Board Directors have fixed the close of business on November 1, 2000 as the Record Date for determination of shareholders entitled to notice of, and to vote at, the meeting.

     Each of the Funds for which the Sub-Advisor acts as investment sub-advisor are required to obtain shareholder approval. Therefore, if you own shares of more than one Fund, you should ensure that you respond to all parts of the proxy card applicable to each of your Funds. Please make certain to sign and return the proxy card.

     EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE JOINT SPECIAL MEETING IN PERSON IS REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. PLEASE RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
                                     By Order of the Board of
                                     Trustees of The Munder
                                     Framlington Funds Trust
                                     and the Board of Directors
                                     of The Munder Funds, Inc.

November 13, 2000                    /s/ Stephen J. Shenkenberg
                                     Stephen J. Shenkenberg

                                     Vice President and Secretary

                       THE MUNDER FRAMLINGTON FUNDS TRUST
                             THE MUNDER FUNDS, INC.

                               480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
                                1-(800) 438-5789

                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying proxy card are being mailed to shareholders of each series of The Munder Framlington Funds Trust ("Trust") and shareholders of one series, Munder International NetNet Fund, of The Munder Funds, Inc. ("Company"), on or about November 13, 2000. (Each series is referred to herein as a "Fund" and collectively as "Funds.") This information is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust and the Board of Directors of the Company (collectively, "Directors"), on behalf of the Trust and the Company, for use at the joint special meeting of shareholders on December 20, 2000, or any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders.

     If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified on a properly executed and returned proxy, then the proxy will be voted in favor of the proposal. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust or the Company, or by attendance at the Meeting.

     The Directors are recommending that shareholders consider the following proposals:

           PROPOSAL                       FUNDS AFFECTED
           --------                       --------------
 I. To consider and vote on       Munder Framlington Emerging
    approval or disapproval of    Markets Fund; Munder
    new sub-advisory              Framlington Global Financial
    agreements on                 Services Fund; Munder
    substantially the same        Framlington Healthcare Fund;
    terms as the sub-advisory     Munder Framlington
    agreements currently in       International Growth Fund; and
    effect (Shareholders of       Munder International NetNet
    each Fund will vote           Fund
    separately with respect to
    the sub-advisory agreement
    for their Fund)

           PROPOSAL                       FUNDS AFFECTED
           --------                       --------------
II. To transact such other        Munder Framlington Emerging
    business as may properly      Markets Fund; Munder
    come before the Meeting       Framlington Global Financial
                                  Services Fund; Munder
                                  Framlington Healthcare Fund;
                                  Munder Framlington
                                  International Growth Fund; and
                                  Munder International NetNet
                                  Fund

REPORTS TO SHAREHOLDERS

     The annual report for the Trust and the Company for the fiscal year ended June 30, 2000 has previously been sent to shareholders and is available upon request without charge by calling the toll-free number referenced above.

RECORD DATE

     The close of business on November 1, 2000 has been fixed as the date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date").

OUTSTANDING SHARES AND OWNERSHIP OF SHARES

     The following shares of each class of each Fund were outstanding as of the close of business on the Record Date:

    NAME OF FUND         CLASS A        CLASS B        CLASS C      CLASS II       CLASS K       CLASS Y
    ------------         -------        -------        -------      --------       -------       -------
Munder Framlington
 Emerging Markets....     348,066.4      219,335.8      53,328.0           N/A   3,428,819.2   1,784,752.2
Munder Framlington
 Global Financial
 Services............     129,070.5       63,304.0           N/A      42,542.4           N/A     477,061.2
Munder Framlington
 Healthcare..........   6,659,096.2    7,643,593.2   4,837,742.1           N/A      24,292.3     529,424.2
Munder Framlington
 International
 Growth..............     439,072.2      115,882.7      92,869.0           N/A     212,834.3   5,239,440.4
Munder International
 NetNet..............  21,705,621.9   19,105,854.6           N/A   8,367,499.2   1,775,589.6     988,013.3

     Munder Capital Management ("MCM"), on behalf of its clients, has documented authority to vote the following number and percentage of outstanding Fund shares as of the Record Date:

     NAME OF FUND       CLASS A    CLASS B   CLASS C   CLASS II   CLASS K     CLASS Y
     ------------       -------    -------   -------   --------   -------     -------
Munder Framlington
  Emerging Markets....   3,678.2      0          0       N/A         0                0
Munder Framlington
  Global Financial
  Services............         0      0        N/A         0         0        464,719.0
Munder Framlington
  Healthcare..........   2,300.1      0          0       N/A         0        437,073.8
Munder Framlington
  International
  Growth..............         0      0          0       N/A         0      5,240,290.4
Munder International
  NetNet..............  10,865.9      0        N/A         0         0        646,549.0

     As of the Record Date, no Director owned 1% or more of the outstanding shares of any Fund and the Directors and officers of the Trust and Company own, as a group, less than 1% of the shares of any Fund.

     To the knowledge of the Trust or the Company, any person who beneficially owned or had the right to vote 5% or more of the outstanding shares of each Fund, as of the Record Date, are identified in Appendix C.

                                  PROPOSAL I.

             APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS

SUMMARY OF TRANSACTION

     Pursuant to a transaction whereby HSBC Holdings plc ("HSBC") acquired Credit Commercial de France S.A. ("CCF") (the "Transaction"), a change in the ownership and control of Framlington Overseas Investment Management Limited, the sub-advisor to the Funds ("Sub-Advisor"), occurred. As described below, the Transaction caused an assignment and termination of the sub-advisory agreements among the Sub-Advisor, MCM, the Trust and the Company. The Transaction was completed on July 28, 2000.

     The Sub-Advisor is an indirect subsidiary of Framlington Group Limited, incorporated in England and Wales, which, through its subsidiaries, provides a wide range of investment services. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by MCM, the investment advisor to the Funds. Prior to the completion of the Transaction, a 51% indirect ownership interest in Framlington Holdings Limited was held by CCF, a French banking corporation listed on the Societe des Bourses Francaises, located at 103 Avenue des Champs-Elysees, Paris, France. After the completion of the Transaction, HSBC holds the 51% indirect ownership interest in Framlington Holdings Limited and thus, control over the Sub-Advisor.

     The HSBC Group's name is derived from The Hongkong and Shanghai Banking Corporation Limited which was founded in 1865. With headquarters at 10 Lower Thames Street, London, United Kingdom, HSBC is one of the world's largest banking and financial services organizations. HSBC Asset Management, the global investment advisory and fund management business unit of HSBC, manages, as of September 30, 2000, approximately $135 billion of assets worldwide for a wide variety of institutional, retail and private clients.

     As part of its acquisition of Framlington Holdings Limited in 1996, MCM was granted an option to purchase an additional 1% interest in Framlington Holdings Limited under certain circumstances (the "Option"). The Option granted to MCM becomes exercisable if a majority interest in CCF is acquired by an investment-related company that may compete with MCM's business lines. The Transaction triggered the Option as of July 28, 2000 and the Option remains exercisable for six (6) months thereafter. (The Option may be triggered by other events as well.) In the event that MCM exercises the Option, MCM's ownership interest in Framlington Holdings Limited would increase to 50% and may be viewed as resulting in a further change in control of the Sub-Advisor. MCM presently intends to exercise the Option. However, for the purposes of this proxy solicitation, approval by shareholders of Proposal I. also will be considered to be approval of any new sub-advisory agreements that might be caused by the exercise of the Option by MCM and its purchase of the additional 1% interest.

     MCM, a Delaware general partnership, located at 480 Pierce Street, Birmingham, Michigan 48009, serves as the investment advisor to each Fund. The principal partners of MCM are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are wholly-owned subsidiaries of Comerica Bank-Ann Arbor, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company whose principal office is located at Comerica Tower -- Detroit Center, Detroit, Michigan. Comerica Incorporated indirectly owns or controls approximately 95% of the partnership interests in MCM.

CONSIDERATIONS UNDER THE INVESTMENT COMPANY ACT OF 1940

     Section 15(a) of the Investment Company Act of 1940, as amended, ("1940 Act") prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written agreement that has been approved by the shareholders of the investment company. Section 15(a) also provides for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of an investment advisor or sub-advisor. Accordingly, the original sub-advisory agreements applicable to the Funds ("Prior Agreements") were terminated upon their assignment due to the change in control of the Sub-Advisor, effective July 28, 2000. Consequently, in order for the Sub-Advisor to continue to provide investment advisory services to the Funds after the expiration of the Interim Agreements on December 24, 2000, the shareholders of each Fund must approve that Fund's new sub-advisory agreement.

     Rule 15a-4 of the 1940 Act provides that, subject to certain conditions, an advisor or sub-advisor may continue its investment advisory services to a fund after an assignment of an advisory agreement so long as an "interim" agreement is approved by the fund's board of directors and such "interim" agreement contains the required provisions provided in Rule 15a-4. Such an interim agreement may be in effect no more than 150 days following the date on which the previous agreement terminated.

THE INTERIM SUB-ADVISORY AGREEMENTS

     Pursuant to Rule 15a-4, the Directors met on July 10, 2000 to approve "interim" agreements for the Funds for the period between the completion of the Transaction and the approval of new sub-advisory agreements by shareholders of the Funds ("Interim Agreements"). The Interim Agreements will be in effect until the sooner of December 24, 2000, or the date on which shareholders will have voted on the approval of new sub-advisory agreements for the Funds, as described herein. Fees to be paid to the Sub-Advisor under the Interim Agreements have been deposited in an escrow account with State Street Bank and Trust Company. Each Interim Agreement should also, for this purpose, be viewed as covering the exercise of the Option and the closing of such transaction by MCM.

     The Interim Agreements consist of the same terms and conditions as the Prior Agreements. Pursuant to the Interim Agreements, the Sub-Advisor provides sub-advisory services to the Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. The Sub-Advisor is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions. The fees payable to the Sub-Advisor under the Interim Agreements, which are paid by MCM and not by the Funds, are the same as under the Prior Agreements (and also will remain the same under the proposed new sub-advisory agreements, as described below). Such fees are set forth in Appendix D hereto.

ABOUT THE NEW SUB-ADVISORY AGREEMENTS

     On July 10, 2000, the Directors met to consider the Transaction and its effect on the Trust and the Company and the investment management arrangements with the Sub-Advisor. In addition to the Interim Agreements described above, the Directors, including the non-interested, independent Directors, as that term is defined in Section 2(a)(14) of the 1940 Act ("Independent Directors"), unanimously approved, subject to the required shareholder approval described herein, proposed new sub-advisory agreements among MCM, the Sub-Advisor and the Trust and the Company (the "New Agreements"). The Directors also recommended approval of the New Agreements by the shareholders of the Funds. Forms of the New Agreements are attached as Appendix A and B.

     If the shareholders of any Fund do not approve that Fund's New Agreement, the Sub-Advisor will be paid, from the escrow account, the lesser of costs incurred in performing its duties under each Interim Agreement or the total amount in the escrow account. In addition, if the shareholders of any Fund do not approve the New Agreement for that Fund, that Fund would no longer be able to utilize the services of the Sub-Advisor. In such case, MCM will be required to exclusively manage that Fund until another sub-advisor, if any, is approved by shareholders. The Directors and MCM may seek to obtain alternative sub-advisory services for that Fund, either from the Sub-Advisor or from another advisory organization, subject to approval by the shareholders of that Fund.

     The terms and conditions of each New Agreement are substantially identical to those of each Prior Agreement and each Interim Agreement. Each New Agreement will continue in effect for an initial two-year term and thereafter from year to year, subject to approval annually by the Directors or by vote of a 1940 Act Majority (as defined below under "Required Vote") of the outstanding shares of the relevant Fund, in addition to, in either event, approval by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. Like the Interim Agreements and Prior Agreements, the New Agreements provide that they will terminate automatically in the event of their assignment and that they may be terminated by the Trust or the Company, on behalf of a Fund on 60 days' written notice, provided that termination by the Trust or Company on behalf of a Fund is approved by the vote of a majority of the Directors or by the vote of a 1940 Act Majority of the outstanding shares of the relevant Fund.

     Like the Interim Agreements and Prior Agreements, the New Agreements provide that the Sub-Advisor is not subject to liability for any error of judgement or mistake of law or loss suffered by MCM or the Fund or the Fund's shareholders in connections with the matters to which the Agreement relates, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

ABOUT THE PRIOR SUB-ADVISORY AGREEMENTS

     Up to July 28, 2000, the Sub-Advisor managed the Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund pursuant to a sub-advisory agreement dated July 2, 1998. Up to July 28, 2000, the Sub-Advisor managed the Munder International NetNet Fund pursuant to a sub-advisory agreement dated April 6, 2000. The Prior Agreements applicable to each Fund of the Trust were last approved by the Board of Trustees on May 5, 2000 and the Prior Agreements applicable to the Munder International NetNet Fund were last approved by the Board of Directors on February 14, 2000. For the fiscal year ended June 30, 2000, the Sub-Advisor was paid fees of $339,008 for the Munder Framlington Emerging Markets Fund; $0 for the Munder Framlington Global Financial Services Fund; $402,304 for the Munder Framlington Healthcare Fund; $384,702 for the Munder Framlington International Growth Fund; and $519,846 for the Munder International NetNet Fund; for an aggregate total of $1,645,860.

     For the fiscal year ended June 30, 2000, the Sub-Advisor paid brokerage commissions to Charterhouse Tinley, an affiliate of the Sub-Advisor, for transactions made on behalf of two of the Funds. These commissions were in the amounts of $18 (0.29% of total commissions) for the Munder Framlington Global Financial Services Fund and $8,601 (1.59% of total commissions) for the Munder International NetNet Fund. During the fiscal year ended June 30, 2000, both Charterhouse Tinley and the Sub-Advisor were subsidiaries of CCF.

INFORMATION ABOUT THE SUB-ADVISOR

     The Sub-Advisor serves as the sub-advisor to the Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund, each a series of the Trust, and the Munder

International NetNet Fund, a series of the Company. The Sub-Advisor was incorporated on December 31, 1980 as a private limited company in the United Kingdom and is located at 155 Bishopsgate, London, United Kingdom. The Board of Directors of the Sub-Advisor is presently comprised of Warren J. Colman, Gary C. Fitzgerald, Jean-Luc Shilling, and Michael A. Vogel. As of September 30, the Sub-Advisor manages over $1 billion in international portfolios. The Sub-Advisor is a subsidiary of Framlington Group Limited, incorporated in England and Wales. Framlington Group Limited is a wholly-owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by MCM, the Investment Advisor to the Funds, and as of July 28, 2000, 51% by HSBC. If MCM were to exercise the Option, both MCM and HSBC would own 50% of Framlington Holdings Limited.

THE DIRECTORS' RECOMMENDATION

     At their meeting on July 10, 2000, the Directors discussed and considered the New Agreements in light of the Transaction. Among other things, the Directors considered representations from senior executives of the Sub-Advisor and MCM that the Sub-Advisor is expecting no internal changes to management after the Transaction and that personnel responsible for management of the Funds are expected to continue in their respective roles. The Directors also considered that the material terms and conditions and the fees payable to the Sub-Advisor under the Prior Agreements did not materially change under the New Agreements. Further, among other things, the Directors considered (i) the nature, quality and scope of services to be rendered under the New Agreements by the Sub-Advisor and its personnel, (ii) the performance of the Funds since commencement of operations, (iii) the fairness of the compensation payable to the Sub-Advisor under the New Agreements, and (iv) supplemental information concerning HSBC. Based on this review, and in light of the Transaction, the Directors concluded that the sub-advisory services contemplated under the New Agreements are reasonably worth the full amount of the fee, plus any benefits that incidentally may accrue to the Sub-Advisor, and that the terms of the New Agreements are fair and reasonable. Accordingly, the Directors, including a majority of the Independent Directors, unanimously approved the New Agreements and voted to recommend their approval by the shareholders of each Fund.

     The Directors recommend that the shareholders of Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and Munder International NetNet Fund vote FOR approval of the New Agreement with respect to that Fund.

REQUIRED VOTE

     The presence in person or by proxy of the holders of a majority of the outstanding shares of each of the Munder Framlington Emerging Markets Fund, the Munder Framlington Global Financial Services Fund; the Munder Framlington Healthcare Fund, and the Munder Framlington International Growth Fund is required to constitute a quorum for each Fund of the Trust at the Meeting. Separately, one-third of the holders of the outstanding shares of the Munder International NetNet Fund (a series of the Company) is required to constitute a quorum for the Company at the Meeting. Approval of a new sub-advisory agreement with respect to each Fund, as set forth in Proposal I., will require the affirmative vote of the holders of the lesser of either (1) 67% or more of that Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding Fund shares ("1940 Act Majority"). Shareholders of each class of each Fund are entitled to one vote for each full share and a proportionate vote for each fractional share held.

     If at the Meeting there is less than a quorum present, a majority of shareholders present at the Meeting, in person or by proxy, and entitled to vote, may adjourn the Meeting from time to time until a quorum is present without further notice.

     The Trust and the Company expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust and the Company understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     For purposes of determining the presence of a quorum of each Fund for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Fund shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

                                  PROPOSAL II.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

     The Trust and the Company are not required to hold annual shareholder meetings, although special meetings may be called from time to time. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received at the office of the Trust or the Company within a reasonable time before the proxy solicitation is made.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

     MCM and the Sub-Advisor have retained PFPC Inc. ("PFPC") to provide proxy solicitation services for the Trust and the Company. The costs of soliciting proxies, including the fees paid to PFPC, will be borne by MCM and/or the Sub-Advisor and not the Trust or the Company. Brokerage firms and others will be reimbursed for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. Additionally, proxies may be solicited by Directors, officers and regular employees and agents of the Trust and/or the Company without compensation.

     Authorization to permit PFPC to execute proxies on behalf of shareholders may be obtained by telephonic or electronically transmitted instructions from shareholders. In all cases where a telephonic proxy is solicited by PFPC, PFPC representatives are required to ask for each shareholder's full name (account registration name), the account address, and the number of shares owned. If the information solicited agrees with the information provided to PFPC, then the PFPC representatives have the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the shareholder's instructions on the Proposal. Although PFPC representatives are permitted to answer questions about the process, they are not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. PFPC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet connection. Shareholders who vote on the Internet will receive a confirmation number once the instructions are submitted.

     In order to reduce the costs of preparing, printing and mailing the proxy materials, shareholders having more than one account in the Trust or the Company that are listed under the same social security number, at a single address and held directly with the Funds' transfer agent may be combined and mailed in one envelope or on one proxy card sent to such shareholders. If so, the proxy cards will have been coded so that each shareholder's votes will be counted for all such accounts.

ADMINISTRATOR

     State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Trust and the Company pursuant to administration agreements. State Street has agreed to provide accounting and bookkeeping services for the Funds; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data; prepare certain tax documents; prepare and file various reports with the appropriate regulatory agencies; and prepare and file registration statements, financial reports and other materials required by the Securities and Exchange Commission ("SEC").

PRINCIPAL UNDERWRITER

     Pursuant to distribution agreements with the Trust and the Company, Funds Distributor Inc., 60 State Street, Boston, Massachusetts 02109 (the "Distributor") serves as principal underwriter of the Funds' shares. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.
                                          By Order of the Board of
                                          Trustees of The Munder Framlington
                                          Funds Trust
                                          and the Board of Directors
                                          of The Munder Funds, Inc.

                                          /s/ Stephen J. Shenkenberg
                                          Stephen J. Shenkenberg
                                          Vice President and Secretary
November 13, 2000

                       APPENDICES TO THIS PROXY STATEMENT

APPENDIX A......................Form of Investment Sub-Advisory
                                Agreement among Munder Capital Management,
                                Framlington Overseas Investment Management
                                Limited and the Munder Framlington Funds Trust on behalf of the Munder Framlington Emerging Markets Fund, Munder Framlington International Growth Fund, Munder Framlington Healthcare Fund, the Munder Framlington Global Financial Services Fund.

APPENDIX B......................Form of Investment Sub-Advisory
                                Agreement between Munder Capital Management and Framlington Overseas Investment Management Limited and the Munder Funds, Inc., on behalf of the Munder International NetNet Fund.

APPENDIX C......................Ownership of 5% or Greater of a Fund's
                                Shares

APPENDIX D......................Sub-Advisory Fees

                                   APPENDIX A

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT, made as of the   day of          , 2000, among Munder Capital
Management (the "Advisor"), a Delaware partnership, Framlington Overseas Investment Management Limited (the "Sub-Advisor"), a subsidiary of Framlington Group Limited, a private limited company, incorporated in England and in Wales and registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and The Munder Framlington Funds Trust (the "Trust"), a Massachusetts business trust and a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     WHEREAS, the Advisor has entered into an Investment Advisory Agreement, dated July 2, 1998 with the Trust (the "Investment Advisory Agreement"), pursuant to which the Advisor will act as investment advisor to the Trust;

     WHEREAS, the shares of beneficial interest of the Trust are divided into more than one separate series; and

     WHEREAS, the Advisor wishes to retain the Sub-Advisor to render investment advisory services to the portfolios of the Trust listed on Appendix A attached hereto (the "Funds"), and the Sub-Advisor is willing to furnish such services to the Funds;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Trust, the Advisor and the Sub-Advisor as follows:

1. APPOINTMENT

     The Advisor hereby appoints the Sub-Advisor to act as sub-investment advisor to the Funds for the periods and on the terms set forth herein. The Sub-Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. SERVICES AS SUB-INVESTMENT ADVISOR

     Subject to the general supervision and direction of the Board of Trustees of the Trust and the Advisor, the Sub-Advisor will (a) manage the investments of each Fund in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectuses and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for each Fund; (c) place purchase and sale orders on behalf of each Fund; and (d) select brokers-dealers to execute trades on behalf of the Funds.

     The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

          (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code, of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trust's Trustees as advised to the Sub-Advisor from time to time;

          (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

          (c) maintain books and records with respect to the Funds' securities transactions, render to the Advisor or Board such periodic and special reports as the Board of Trustees of the Trust may reasonably request, and keep the Advisor and the Trustees informed of developments materially affecting the Funds' portfolios;

          (d) make available to the Funds' administrator and the Trust, promptly upon their request, such copies of the investment records and ledgers with respect to the Funds as may be required to assist the administrator and the Trust in their compliance with applicable laws and regulations; and

          (e) immediately notify the Trust in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Sub-Advisor further agrees to notify the Trust immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Trust's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. DOCUMENTS

     The Advisor has delivered properly certified or authenticated copies of each of the following documents to the Sub-Advisor and will deliver to it all future amendments and supplements thereto, if any:

          (a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

          (b) the Registration Statement describing the Funds as filed with the Securities and Exchange Commission and any amendments thereto; and

          (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4. BROKERAGE

     In selecting brokers-dealers to execute transactions on behalf of the Funds, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers-dealers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Advisor may cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions.

5. RECORDS

     The Sub-Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Funds by the 1940 Act. The Sub-Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

6. STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services under this Agreement. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor, the Funds or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Funds or to the Funds' shareholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Sub-Advisor" shall include any officers, directors, employees, or other affiliates of the Sub-Advisor performing services with respect to the Funds.

7. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor a fee at an annual rate based on the Funds' average daily net assets as set forth on Appendix A. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to the Sub-Advisor, the value of the Funds' average daily net assets shall be computed at the times and in the manner specified in the Funds' Prospectuses or Statement of Additional Information. As to each Fund, if, in any fiscal year, the Advisor determines to waive fees payable to it by the Fund or reimburse expenses to the Fund, the Sub-Advisor will bear that portion of the fee waiver or expense reimbursement which bears the same relation to such fee waiver or expense reimbursement as the fee payable by the Fund to the Sub-Advisor during such year bears to the total of (i) the annual fee payable by the Fund to the Sub-Advisor plus (ii) the annual fee payable by the Fund to the Advisor, in each case without giving effect to the fee waiver or expense reimbursement.

8. EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any, fees of Trustees of the Trust who are not officers, directors, or employees of the Advisor or any Sub-Advisor; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory services of the Sub-Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Sub-Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Funds) and to engage in the activities, so long as its services hereunder are not impaired thereby.

10. DURATION AND TERMINATION

     This Agreement shall become effective on the date first above written and shall continue in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this

Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (a) on sixty
(60) days' written notice by the Board of Trustees of the Trust or by vote of holders of a "majority" (as defined in the 1940 Act) of each Fund's shares, (b) on 90 days' written notice by the Advisor or (c) on ninety (90) days' written notice by the Sub-Advisor. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

     All transactions already initiated hereunder at the time of termination shall be completed in accordance with the Sub-Advisor's usual practice.

     On termination, the Sub-Advisor shall be entitled to charge the Advisor no additional fee save for:

          a) a proportion of the fee, corresponding to that part of the period by reference to which any periodic fees are payable, which has expired at the date of termination;

          b) any additional expenses which the Sub-Advisor necessarily incurs in terminating this Agreement.

11. AMENDMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12. NAMES

     It is understood that the name "Framlington Overseas Investment Management Limited" or any derivative thereof or logo associated with that name is the valuable property of the Sub-Advisor and its affiliates, and that each Fund has the right to use such name (or derivative thereof or associated logo) only so long as this Agreement shall continue with respect to that Fund. Upon termination of this Agreement, each Fund shall forthwith cease to use such name (or derivative thereof or associated logo) and the Trust shall promptly amend its Declaration of Trust to change its name and the name of each Fund to comply herewith.

     The words "The Munder Framlington Funds Trust" and "Trustees" or "Board of Trustees" used herein refer respectively to the Trust created and the Trustees, as trustees of the Trust but not individually or personally acting from time to time under a Declaration of Trust dated October 30, 1996 which is hereby referred to and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Munder Framlington Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

13. MISCELLANEOUS

     (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

     (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (f) Notices of any kind to be given to the Sub-Advisor by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at 155 Bishopsgate, London EC2M 3XJ, England, or at such other address or to such individual as shall be specified by the Sub-Advisor to the Advisor. Notices of any kind to be given to the Advisor by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such the address or to such individual as shall be specified by the Trust to the Sub-Advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 THE MUNDER FRAMLINGTON FUNDS
                                 TRUST
Dated:             , 2000        By:
                                 --------------------------------

                                 MUNDER CAPITAL MANAGEMENT
Dated:             , 2000        By:
                                 --------------------------------

                                 FRAMLINGTON OVERSEAS INVESTMENT
                                 MANAGEMENT LIMITED
Dated:             , 2000        By:
                                 --------------------------------

                      APPENDIX A TO SUB-ADVISORY AGREEMENT

                                  ANNUAL FEES (AS A PERCENTAGE OF
            FUNDS                    AVERAGE DAILY NET ASSETS)
            -----                 -------------------------------
Munder Framlington Emerging
  Markets Fund................    0.625%

Munder Framlington
  International Growth Fund...    0.50% of net assets up to $250
                                  million; plus 0.375% of net
                                  assets of $250 million or more

Munder Framlington Healthcare
  Fund........................    0.50% of net assets up to $250
                                  million; plus 0.375% of net
                                  assets of $250 million or more

Munder Framlington Global
  Financial Services Fund.....    0.375%

                      APPENDIX B TO SUB-ADVISORY AGREEMENT

                           ADDITIONAL IMRO PROVISIONS

1. Framlington Overseas Investment Management (the "Sub-Advisor") is regulated in the conduct of its investment business in the United Kingdom by IMRO, the Investment Management Regulatory Organization.

2.   SERVICES

     The Sub-Advisor will provide discretionary investment management services for Munder Capital Management (the "Advisor"). Further details of the services to be provided are set out in the Investment Sub-Advisory Agreement (the "Agreement"). Such services are to be provided on the basis that the Advisor falls within the category of non-private investor.

3.   FEES

     Details of the Sub-Advisory fees are set out in Clause 7. Any remuneration received by the Sub-Advisor hereunder shall supplement any other remuneration receivable by the Sub-Advisor in connection with transactions effected by the Sub-Advisor with or for the Advisor under this or any other agreement with the Advisor.

4.   TERMINATION

     The provisions in respect of termination of the Agreement are set out in Clause 10. Termination of the Agreement by either party shall be without prejudice to the completion of any transaction already initiated which shall be completed in accordance with market practice.

5.   THE PORTFOLIO

     The investment objectives and any restrictions on the types of investments and markets in which transactions may be affected are prescribed in applicable laws (see Clause 2 of the Agreement) and are set-out in each prospectus for Class Y, Class K, Class A, B, C shares (the "Prospectus") and the Statement of Additional Information or as notified to and accepted by the Sub-Advisor in accordance with the terms of the Agreement.

6. Subject to the Prospectus and Statement of Additional Information, the Sub-Advisor shall be entitled without prior reference to the Advisor to effect on behalf of the Advisor transactions:

          a) in investments the price of which may be being stabilized;

          b) in units in Collective Investment Schemes which are not Regulated Collective Investment Schemes and which are not regulated in accordance with the 1940 Act and other applicable laws; and

          c) where the Sub-Advisor may act as a principal or as agent between another client or any Associate of the Sub-Advisor and the Advisor provided that the terms of the transaction are at least as good as those generally available elsewhere.

7. The Sub-Advisor may commit the Advisor to supplement the Funds either by borrowing or by committing the Advisor to a contract the performance of which may require the Advisor to supplement the Funds but such borrowing may only take place in accordance with the 1940 Act.

     Borrowing shall only be effected on a short-term basis ancillary to the proper management of the Funds pending settlement of other transaction or to protect against currency fluctuations and in any event will be in accordance with relevant regulations and the guidelines set out in the Prospectus.

8.   VALUATION, REPORTS AND RECORDS

     The Sub-Advisor shall send to the Advisor, at least once every 6 months, a statement of the contents and valuation of the Funds, the transactions entered into during such period and other information required by the IMRO Rules to be contained in such statement. Such statement may contain a measure of performance of the Funds by reference to the appropriate indices.

     The Sub-Advisor shall forward contract notes to the administrator of the Funds, State Street Bank and Trust Company, as soon as possible after the transaction at the address set out in the Prospectus or to such other address as the Advisor may provide to the Sub-Advisor for that purpose.

9.   COMPLAINTS

     The Sub-Advisor has in operation, and ensures compliance with, a written procedure for the effective consideration and proper handling of any complaints the Advisor may have. The Advisor also has the right to make a complaint direct to the Investment Ombudsman, at 6 Fredericks Place, London EC2R 8BT.

     Such procedure ensures that (unless a complaint can be settled instantly and directly by the representative or employee of the Sub-Advisor responsible for the matters involved in the complaint and does not involve sums which are material in relation to the financial circumstances of the complainant) the complaint is considered by an officer or employee of appropriate seniority who was not himself concerned in the matter or (where this is not possible) by a person of appropriate standing who is not an officer or employee of the Sub-Advisor.

10. COMPENSATION

     In the event that the Sub-Advisor is unable to meet any liabilities to the Advisor, the Advisor can apply to the Sub-Advisor or to IMRO for a statement describing the rights to compensation.

11. HEDGING

     Where a liability in one currency is to be matched by an asset in a different currency or where all or part of the investments are denominated in a currency other than sterling, a movement of exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on the investment.

12. INVESTMENTS NOT READILY REALISABLE

     In relation to any Investments Not Readily Realisable in which the Funds may be invested, the Advisor is advised that these are not readily realisable, that there can not be any certainty that market makers will be prepared to deal in them and that proper information for determining their current value may not be available. The Sub-Advisor will notify the Advisor of any transaction in an Investment Not Readily Realisable in the six monthly statements, or as requested by the Advisor.

13. MARGINED TRANSACTIONS, OPTIONS, FUTURES AND CONTRACTS FOR
     DIFFERENCES

     The Sub-Advisor shall be entitled without prior reference to, or the written consent of, the Advisor, to effect transactions in Margined Transactions, Options, Futures and Contracts for Differences. The Advisor is warned that the markets can be highly volatile and that such investments may carry a high risk of loss. The Sub-Advisor will only carry out such transactions in accordance with the Agreement, and the provisions of the Prospectus, the Statement of Additional Information, and applicable laws and regulations.

14. WARRANTS

     Warrants often involve a high degree of gearing so that a relatively small movement in the price of the security to which the warrant relates may result in a disproportionately large movement, unfavourable as well as favourable, in the price of the warrant.

     "Investment Not Readily
     Realisable"                      has the meaning assigned to it by the
                                      IMRO Rules and includes, inter alia,
                                      investments (which are not life policies or units in Regulated Collective
                                      Investment Schemes) which are not traded on or under the rules of a recognized investment exchange and investments which are so traded, but not with sufficient frequency or regularity for a reliable quoted price for such transactions to be available.

     "Margined Transactions"          has the meaning assigned to it by the
                                      IMRO Rules and includes, inter alia, a
                                      transaction relating to a Future, an
                                      Option or a Contract for Differences under the terms of which the Advisor may be liable to make deposits in cash or collateral to secure performance of obligations which he may have to perform when the transaction fails to be completed or upon the earlier closing out of his position.

                                   APPENDIX B

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT, made as of the   day of          , 2000, among Munder Capital
Management (the "Advisor"), a Delaware partnership, Framlington Overseas Investment Management Limited (the "Sub-Advisor"), a subsidiary of Framlington Group Limited, a private limited company, incorporated in England and in Wales and registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and The Munder Funds, Inc. (the "Company"), a Maryland corporation and a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     WHEREAS, the Advisor has entered into an Investment Advisory Agreement, dated February 14, 2000 with the Company (the "Investment Advisory Agreement"), pursuant to which the Advisor will act as investment advisor to the Company;

     WHEREAS, the shares of the Company are divided into more than one separate series; and

     WHEREAS, the Advisor wishes to retain the Sub-Advisor to render investment advisory services to the portfolios of the Company listed on Appendix A attached hereto (the "Fund"), and the Sub-Advisor is willing to furnish such services to the Fund.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Company, the Advisor and the Sub-Advisor as follows:

1. APPOINTMENT

     The Advisor hereby appoints the Sub-Advisor to act as sub-investment advisor to the Fund for the periods and on the terms set forth herein. The Sub-Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. SERVICES AS SUB-INVESTMENT ADVISOR

     Subject to the general supervision and direction of the Board of Directors of the Company and the Advisor, the Sub-Advisor will (i) manage a portion of each of the investments of the Fund, or a portion thereof as designated by the Advisor in accordance with the Fund's investment objectives, restrictions and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (ii) make investment decisions for the Fund; (iii) place purchase and sale orders on behalf of each Fund; and (iv) select brokers-dealers to execute trades on behalf of the Fund.

     The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

          (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code, of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Company's Directors as advised to the Sub-Advisor from time to time;

          (b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

          (c) maintain books and records with respect to the Fund's securities transactions, render to the Advisor or Board such periodic and special reports as the Board of Directors of the Company may reasonably request, and keep the Advisor and the Directors informed of developments materially affecting the Fund's portfolios;

          (d) make available to the Fund's administrator and the Company, promptly upon their request, such copies of the investment records and ledgers with respect to the Fund as may be required to assist the administrator and the Company in their compliance with applicable laws and regulations; and

          (e) immediately notify the Company in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Sub-Advisor further agrees to notify the Company immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Company's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. DOCUMENTS

     The Advisor has delivered properly certified or authenticated copies of each of the following documents to the Sub-Advisor and will deliver to it all future amendments and supplements thereto, if any:

          (a) certified resolution of the Board of Directors of the Company authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

          (b) the Registration Statement describing the Fund as filed with the Securities and Exchange Commission and any amendments thereto; and

          (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4. BROKERAGE

     In selecting brokers-dealers to execute transactions on behalf of the Fund, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Company that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers-dealers who may execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions.

5. RECORDS

     The Sub-Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Fund by the 1940 Act. The Sub-Advisor further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

6. STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services under this Agreement. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor, the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or to the Fund's shareholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Sub-Advisor" shall include any officers, directors, employees, or other affiliates of the Sub-Advisor performing services with respect to the Fund.

7. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor a fee at an annual rate based on the Fund's average daily net assets as set forth on Appendix A. This fee shall be computed and accrued daily and payable monthly. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectuses or Statement of Additional Information. As to the Fund, if, in any fiscal year, the Advisor determines to waive fees payable to it by the Fund or reimburse expenses to the Fund, the Sub-Advisor will bear that portion of the fee waiver or expense reimbursement which bears the same relation to such fee waiver or expense reimbursement as the fee payable by the Fund to the Sub-Advisor during such year bears to the total of (i) the annual fee payable by the Fund to the Sub-Advisor plus (ii) the annual fee payable by the Fund to the Advisor, in each case without giving effect to the fee waiver or expense reimbursement.

8. EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any, fees of Directors of the Company who are not officers, directors, or employees of the Advisor or any Sub-Advisor; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Company; and any extraordinary expenses.

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory services of the Sub-Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) and to engage in the activities, so long as its services hereunder are not impaired thereby.

10. DURATION AND TERMINATION

     This Agreement shall become effective on the date first above written and shall continue in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty and without prejudice to securities transactions on behalf of the Fund in process at the time of termination, (a) on sixty (60) days' written notice by the Board of Directors of the Company or by vote of holders of a "majority" (as defined in the 1940 Act) of the Fund's shares, (b) on 90 days' written notice by the Advisor or (c) on ninety (90) days' written notice by the Sub-Advisor. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

     All transactions already initiated hereunder at the time of termination shall be completed in accordance with the Sub-Advisor's usual practice.

     On termination, the Sub-Advisor shall be entitled to charge the Advisor no additional fee save for:

          a) a proportion of the fee, corresponding to that part of the period by reference to which any periodic fees are payable, which has expired at the date of termination;

          b) any additional expenses which the Sub-Advisor necessarily incurs in terminating this Agreement.

11. AMENDMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Fund until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors of the Company, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12. NAMES

     It is understood that the name "Framlington Overseas Investment Management Limited" or any derivative thereof or logo associated with that name is the valuable property of the Sub-Advisor and its affiliates, and that the Fund has the right to use such name (or derivative thereof or associated logo) only so long as this Agreement shall continue with respect to that Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative thereof or associated logo). To the extent used in the United States, it is understood that the name

"Munder International NetNet Fund" or any derivative thereof or logo associated with that name is the valuable property of the Company and the Sub-Advisor shall have the right to use such name (or derivative thereof or associated logo) anywhere in the world for so long as this Agreement shall continue. For the avoidance of doubt, after termination of this Agreement, the Sub-Advisor shall not use any derivative or logo of Munder International NetNet Fund which includes the name Munder and/or Munder International and/or NetNet, except as is currently in use.

13. MISCELLANEOUS

     (a) The provisions set forth on Appendix B with respect to the Sub-Advisor are incorporated herein by reference and considered part of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

     (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (f) Notices of any kind to be given to the Sub-Advisor by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at 155 Bishopsgate, London EC2M 3XJ, England, or at such other address or to such individual as shall be specified by the Sub-Advisor to the Advisor. Notices of any kind to be given to the Advisor by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such the address or to such individual as shall be specified by the Company to the Sub-Advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          THE MUNDER FUNDS, INC.

                                          By:
                                          --------------------------------------

                                          MUNDER CAPITAL
                                          MANAGEMENT

                                          By:
                                          --------------------------------------

                                          FRAMLINGTON OVERSEAS INVESTMENT
                                          MANAGEMENT LIMITED

                                          By:
                                          --------------------------------------

                      APPENDIX A TO SUB-ADVISORY AGREEMENT

                                          ANNUAL FEES (AS A PERCENTAGE OF
                 FUND                        AVERAGE DAILY NET ASSETS)
                 ----                     -------------------------------
Munder International NetNet Fund......                0.625%

                      APPENDIX B TO SUB-ADVISORY AGREEMENT

                           ADDITIONAL IMRO PROVISIONS

     The provisions set forth herein are subject to the limitations of the 1940 Act, the Advisers Act and the Fund's Prospectus and Statement of Additional Information. In the extent of a conflict of terms or provisions between this Appendix B and the Agreement, the Agreement shall govern.

1. Framlington Overseas Investment Management Limited (the "Sub-Advisor") is regulated in the conduct of its investment business in the United Kingdom by the Investment Management Regulatory Organization ("IMRO").

2.   SERVICES

     The Sub-Advisor will provide discretionary investment management services for Munder Capital Management (the "Advisor"). Further details of the services to be provided are set out in the Investment Sub-Advisory Agreement (the "Agreement") to which this Appendix B is incorporated by reference. Such services are to be provided on the basis that the Advisor falls within the category of non-private investor.

3.   FEES

     Details of the Sub-Advisory fees are set out in Paragraph 7 of the Agreement. Any remuneration received by the Sub-Advisor hereunder shall supplement any other remuneration receivable by the Sub-Advisor in connection with transactions effected by the Sub-Advisor with or for the Advisor under this or any other agreement with the Advisor.

4.   TERMINATION

     The provisions in respect of termination of the Agreement are set out in Paragraph 10 of the Agreement. Termination of the Agreement by either party shall be without prejudice to the completion of any transaction already initiated which shall be completed in accordance with market practice.

5.   THE PORTFOLIO

     The investment objectives and any restrictions on the types of investments and markets in which transactions may be affected are prescribed in applicable laws (see Paragraph 2 of the Agreement) and are set-out in the Fund's Prospectus and the Statement of Additional Information or as notified to and accepted by the Sub-Advisor in accordance with the terms of the Agreement.

6. Subject to the 1940 Act, the Investment Adviser's Act, the Prospectus and the Statement of Additional Information, the Sub-Advisor shall be entitled without prior reference to the Advisor to effect on behalf of the Advisor transactions:

          a) in investments the price of which may be being stabilized;

          b) in units in Collective Investment Schemes which are not Regulated Collective Investment Schemes and which are not regulated in accordance with the 1940 Act and other applicable laws; and

          c) where the Sub-Advisor may act as a principal or as agent between another client or any Associate of the Sub-Advisor and the Advisor provided that the terms of the transaction are at least as good as those generally available elsewhere.

7. The Sub-Advisor may commit the Advisor to supplement the Fund either by borrowing or by committing the Advisor to a contract the performance of which may require the Advisor to supplement the Fund but such borrowing may only take place in accordance with the 1940 Act.

     With respect to the above, borrowing shall only be effected on a short-term basis ancillary to the proper management of the Fund pending settlement of other transactions or to protect against currency fluctuations and in any event will be in accordance with relevant regulations and the guidelines set out in the Prospectus and the Statement of Additional Information.

8. Subject to the 1940 Act, the Advisers Act, the Prospectus and the Statement of Additional Information, the Sub-Advisor may effect without prior reference to the Advisor transactions involving an obligation to underwrite any issue or offer for sale of investments by or through parties unrelated to the Sub-Advisor (and there are no restrictions on the categories of securities which may be so underwritten) provided that such underwriting shall be limited to 25% of the value of any Fund.

9.   VALUATION, REPORTS AND RECORDS

     The Sub-Advisor shall send to the Advisor, at least once every calendar quarter, a statement of the contents and valuation of the Funds, the transactions entered into during such period and other information required by the IMRO Rules to be contained in such statement. Such statement may contain a measure of performance of the Funds by reference to the appropriate indices.

     The Sub-Advisor shall forward contract notes to the administrator of the Funds, State Street Bank and Company, as soon as possible after the transaction at the address set out in the Prospectus or to such other address as the Advisor may provide to the Sub-Advisor for that purpose.

10. COMPLAINTS

     The Sub-Advisor has in operation, and ensures compliance with, a written procedure for the effective consideration and proper handling of any complaints the Advisor may have. The Advisor also has the right to make a complaint direct to the Investment Ombudsman, at 6 Fredericks Place, London EC2R 8BT.

     Such procedure ensures that (unless a complaint can be settled instantly and directly by the representative or employee of the Sub-Advisor responsible for the matters involved in the complaint and does not involve sums which are material in relation to the financial circumstances of the complainant) the complaint is considered by an officer or employee of appropriate seniority who was not himself concerned in the matter or (where this is not possible) by a person of appropriate standing who is not an officer or employee of the Sub-Advisor.

11. COMPENSATION

     In the event that the Sub-Advisor is unable to meet any liabilities to the Advisor, the Advisor can apply to the Sub-Advisor or to IMRO for a statement describing the rights to compensation.

12. HEDGING

     Where a liability in one currency is to be matched by an asset in a different currency or where all or part of the investments are denominated in a currency other than sterling, a movement of exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on the investment.

13. INVESTMENTS NOT READILY REALISABLE

     In relation to any Investments Not Readily Realisable in which the Funds may be invested, the Advisor is advised that these are not readily realisable, that there can not be any certainty that market makers will be prepared to deal in them and that proper information for determining their current value may not be available. The Sub-Advisor will notify the

Advisor of any transaction in an Investment Not Readily Realisable in the six monthly statements, or as requested by the Advisor.

     "Investment Not Readily Realisable" has the meaning assigned to it by the IMRO Rules and includes, inter alia, investments (which are not life policies or units in Regulated Collective Investment Schemes) which are not traded on or under the rules of a recognized investment exchange and investments which are so traded, but not with sufficient frequency or regularity for a reliable quoted price for such transactions to be available.

14. MARGINED TRANSACTIONS, OPTIONS, FUTURES AND CONTRACTS FOR
     DIFFERENCES

     The Sub-Advisor shall be entitled without prior reference to, or the written consent of, the Advisor, to effect transactions in Margined Transactions, Options, Futures and Contracts for Differences. The Advisor is warned that the markets can be highly volatile and that such investments may carry a high risk of loss. The Sub-Advisor will only carry out such transactions in accordance with the Agreement, and the provisions of the Prospectus, the Statement of Additional Information, and applicable laws and regulations.

     "Margined Transactions" has the meaning assigned to it by the IMRO Rules and includes, inter alia, a transaction relating to a Future, an Option or a Contract for Differences under the terms of which the Advisor may be liable to make deposits in cash or collateral to secure performance of obligations which he may have to perform when the transaction fails to be completed or upon the earlier closing out of his position.

15. WARRANTS

     Warrants often involve a high degree of gearing so that a relatively small movement in the price of the security to which the warrant relates may result in a disproportionately large movement, unfavourable as well as favourable, in the price of the warrant.

                                   APPENDIX C

     Set forth below for each Fund are the names, addresses and number and percentage of shares owned by those persons identified on the Fund's records as owning more than 5% of the outstanding shares of any class of the Fund's shares as of September 30, 2000.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

              SHAREHOLDER                  CLASS     SHARES      PERCENT
              -----------                  -----     ------      -------
Munder Fund of Funds...................      Y      451,137.1     94.6
480 Pierce Street
Birmingham, MI 48009

MLPF&S FBO.............................      A       20,115.8     15.7
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

J.J.B. Hilliard, W.L. Lyons Inc. ......      A       16,725.4     13.0
Carl S. Bates
A/C 1380-6150
501 S 4th Street
Louisville, KY 40202

J.J.B. Hilliard, W.L. Lyons Inc. ......      A       12,451.0      9.7
Madge L. Bates
A/C 1382-0702
501 S 4th Street
Louisville, KY 40202

MLPF&S FBO.............................      B       16,950.1     26.2
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

MLPF&S FBO.............................     II       10,088.5     24.0
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

Prudential Securities Inc. FBO.........     II         2183.3      5.2
Ms. Mary S. Kaplan
IRA Dtd 3/17/00
21 E 90th Street
New York, NY 10128

              SHAREHOLDER                  CLASS     SHARES      PERCENT
              -----------                  -----     ------      -------
LeggMason Wood Walker Inc. ............     II        2,181.1      5.2
330-00296-12
P.O. Box 1476
Baltimore, MD 21202

LeggMason Wood Walker Inc. ............     II        2,169.8      5.2
330-70723-18
P.O. Box 1476
Baltimore, MD 21202

LeggMason Wood Walker Inc. ............     II        2,169.8      5.2
330-01589-16
P.O. Box 1476
Baltimore, MD 21202

Painewebber For the Benefit of Stubbs &
  Sons, Inc. ..........................     II        2,166.3      5.1
Defined Benefit Plan/Mutual Funds
P.O. Box 456
Altoon, IA 50009

MUNDER INTERNATIONAL NETNET FUND

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
Calhoun & Co. .......................      Y        385,635.1     39.0
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275

Munder Fund of Funds.................      Y        371,076.1     37.6
480 Pierce Street
Birmingham, MI 48009

Calhoun & Co. .......................      K      1,769,341.0     99.9
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275

MLPF&S FBO...........................      A      1,185,850.2      5.1
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
MLPF&S FBO...........................      B      2,976,686.2     15.6
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

MLPF&S FBO...........................     II      1,151,689.0     13.7
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
Calhoun & Co. .......................      Y      4,129,147.0     79.0
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275

Munder Fund of Funds.................      Y        416,771.8      8.0
480 Pierce Street
Birmingham, MI 48009

Calhoun & Co. .......................      K        204,992.7      8.0
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275

Bear Stearns Securities Corp. .......      A         68,641.8     14.6
FBO 103-01432-24
1 Metrotech Center North
Brooklyn, NY 11201

Bear Stearns Securities Corp. .......      A         63,869.6     13.6
FBO 103-01459-22
1 Metrotech Center North
Brooklyn, NY 11201

Fiserv Securities Corp. .............      A         56,730.6     12.1
FAO 46401495
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
Fiserv Securities Corp. .............      A         56,384.1     12.0
FAO 46404111
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Bear Stearns Securities Corp. .......      A         37,696.2      8.0
FBO 103-01444-20
1 Metrotech Center North
Brooklyn, NY 11201

Bear Stearns Securities Corp. .......      A         37,037.0      7.9
FBO 103-01369-21
1 Metrotech Center North
Brooklyn, NY 11201

Bear Stearns Securities Corp. .......      A         32,314.1      6.9
FBO 103-01836-26
1 Metrotech Center North
Brooklyn, NY 11201

MLPF&S FBO...........................      B         31,240.5     27.0
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

Painewebber For The Benefit of.......      C         18,345.3     18.2
M. Michael Moscone TTEE
M. Michael Moscone Rev
Pledge Collateral Account
382 Cranbrook Ct.
Bloomfield Hills, MI 48304

Painewebber For The Benefit of.......      C         10,657.9     10.6
Ambrose Hamm TTEE
U/A/D 3/26/1982
FBO Keilley A. Hamm Trust
P.O. Box 955
Branchville, NJ 07826

Painewebber For The Benefit of.......      C         10,657.9     10.6
Ambrose Hamm TTEE
U/A/D 3/26/1982
FBO Keith Hamm, Sr. Trust
P.O. Box 955
Branchville, NJ 07826

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
MLPF&S FBO...........................      C          9,121.2      9.0
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

MUNDER FRAMLINGTON EMERGING MARKETS FUND

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
Calhoun & Co.........................      Y      1,216,285.1     68.1
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275

Munder Fund of Funds.................      Y         419749.7     23.5
480 Pierce Street
Birmingham, MI 48009

Calhoun & Co.........................      K      3,426,075.1     99.9
c/o Comerica Bank
P.O. Box 75000
Detroit, MI 48275

Fiserv Securities Corp...............      A         64,788.0     17.6
FAO 46401594
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Bear Stearns Securities Corp.........      A         53,621.7     14.5
FBO 103-01444-20
1 Metrotech Center North
Brooklyn, NY 11201

MLPF&S FBO...........................      A         37,251.9     10.1
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

Bear Stearns Securities Corp.........      A         32,222.9      8.7
FBO 220-58289-28
1 Metrotech Center North
Brooklyn, NY 11201

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
Charles Schwab & Co. Inc.............      A         23,122.3      6.3
Special Custody Act For The
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

MLPF&S FBO...........................      B         70,796.2     32.6
The Sole Benefit of Its Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

MLPF&S FBO...........................      C         11,073.2     20.8
The Sole Benefit of ITS Customers
Attn: Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville, FL 32246

State Street Bank & Trust Cust.......      C          3,440.4      6.5
FBO Thomas F. Casey
R/O IRA
19 W. Emerson Street
Melrose, MA 02176

Donaldson Lufkin Jenrette............      C          3,251.0      6.1
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303

First Clearing Corporation...........      C          3,097.9      5.8
A/C 5568-4871
Dr. Philip L. Miller and
Susan G. Miller
12 Cleveland Dr
Poughkeepsie, NY 12601

MUNDER FRAMLINGTON HEALTHCARE FUND

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
Calhoun & Co.........................      Y        299,722.6     56.6
c/o Comerica Bank
P.O. Box 75000
Detroit MI 48275

Munder Fund of Funds.................      Y        133,330.5     25.2
480 Pierce Street
Birmingham MI 48009

             SHAREHOLDER                 CLASS      SHARES       PERCENT
             -----------                 -----      ------       -------
MLPF&S FBO...........................      Y         34,421.0      6.5
The Sole Benefit of It's Customers
Attn Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville FL 32246

Calhoun & Co.........................      K         16,663.1     69.5
c/o Comerica Bank
P.O. Box 75000
Detroit MI 48275

Sema and Co..........................      K          2,200.0      9.2
93002521
12 E 49 St, 41st Fl
New York, NY 10017

MLPF&S FBO...........................      A      1,392,131.4     21.2
The Sole Benefit of It's Customers
Attn Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville FL 32246

MLPF&S FBO...........................      B      2,275,160.7     30.2
The Sole Benefit of It's Customers
Attn Fund Administration 97XX
Jacksonville FL 32246

MLPF&S FBO...........................      C      1,405,333.4     29.4
The Sole Benefit of It's Customers
Attn Fund Administration 97XXX
4800 Deer Lake Drive E, 2nd Floor
Jacksonville FL 32246

                                   APPENDIX D

     The annual sub-advisory fees for the Funds, expressed as percentages of the value of the average daily net assets of the Fund, are as follows:

           FUND                              RATE
           ----                              ----
Munder Framlington Emerging
  Markets Fund.............    0.625%

Munder Framlington Global
  Financial Services
  Fund.....................    0.375%

Munder Framlington
  Healthcare Fund..........    0.50% of net assets up to $250
                               million; plus 0.375% of net
                               assets of $250 million or more

Munder Framlington
  International Growth
  Fund.....................    0.50% of net assets up to $250
                               million; plus 0.375% of net
                               assets of $250 million or more

Munder International NetNet
  Fund.....................    0.625%

                    MUNDER FRAMLINGTON EMERGING MARKETS FUND

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

                         SPECIAL MEETING OF SHAREHOLDERS
                              - December 20, 2000 -

The undersigned hereby appoints James C. Robinson, Stephen J. Shenkenberg and Libby E. Wilson, and each of them, the proxies ("Proxies") of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, on December 20, 2000 at 2:00 p.m., Eastern time ("Meeting"), and at any adjournments thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournments thereof.

           PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
                             NO POSTAGE IS REQUIRED.



PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN THE ACCOUNT IS IN THE NAME OF JOINT TENANTS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

-------------------------------------- -------------------
Signature                              Date


-------------------------------------- -------------------
Signature (if held jointly)            Date

      ------------------------
      NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

The proxy is solicited on behalf of the Board of Trustees of the Munder Framlington Funds Trust. The Board of Trustees recommends a vote FOR the Proposals.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposals.

To vote, mark blocks below in blue or black ink.

        VOTE ON PROPOSALS

          MUNDER FRAMLINGTON EMERGING MARKETS FUND SHAREHOLDERS ONLY: Approval of the new Sub-Advisory Agreement among the Munder Framlington Funds Trust, on behalf of the Munder Framlington Emerging Markets Fund; Munder Capital Management; and Framlington Overseas Investment Management Limited.

          /  / FOR              /  / AGAINST             /  / ABSTAIN

          MUNDER FRAMLINGTON EMERGING MARKETS FUND SHAREHOLDERS ONLY: Approval for the Proxies to transact such other business as may properly come before the Meeting or any adjournments thereof.

          /  / FOR             /  / AGAINST             /  / ABSTAIN

                MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

                         SPECIAL MEETING OF SHAREHOLDERS
                              - December 20, 2000 -

The undersigned hereby appoints James C. Robinson, Stephen J. Shenkenberg and Libby E. Wilson, and each of them, the proxies ("Proxies") of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, on December 20, 2000 at 2:00 p.m., Eastern time ("Meeting"), and at any adjournments thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournments thereof.

           PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
                             NO POSTAGE IS REQUIRED.



PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN THE ACCOUNT IS IN THE NAME OF JOINT TENANTS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.


-------------------------------------- -------------------
Signature                              Date


-------------------------------------- -------------------
Signature (if held jointly)            Date

     ------------------------
     NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

The proxy is solicited on behalf of the Board of Trustees of the Munder Framlington Funds Trust. The Board of Trustees recommends a vote FOR the Proposals.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposals.

To vote, mark blocks below in blue or black ink.

         VOTE ON PROPOSALS

          MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND SHAREHOLDERS ONLY:
          Approval of the new Sub-Advisory Agreement among the Munder Framlington Funds Trust, on behalf of the Munder Framlington Global Financial Services Fund; Munder Capital Management; and Framlington Overseas Investment Management Limited.

          /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

          MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND SHAREHOLDERS ONLY:
          Approval for the Proxies to transact such other business as may properly come before the Meeting or any adjournments thereof.

          /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

                       MUNDER FRAMLINGTON HEALTHCARE FUND

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

                         SPECIAL MEETING OF SHAREHOLDERS
                              - December 20, 2000 -

The undersigned hereby appoints James C. Robinson, Stephen J. Shenkenberg and Libby E. Wilson, and each of them, the proxies ("Proxies") of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, on December 20, 2000 at 2:00 p.m., Eastern time ("Meeting"), and at any adjournments thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournments thereof.

           PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
                             NO POSTAGE IS REQUIRED.



PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN THE ACCOUNT IS IN THE NAME OF JOINT TENANTS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

-------------------------------------- -------------------
Signature                              Date


-------------------------------------- -------------------
Signature (if held jointly)            Date

        ------------------------
        NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

The proxy is solicited on behalf of the Board of Trustees of the Munder Framlington Funds Trust. The Board of Trustees recommends a vote FOR the Proposals.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposals.

To vote, mark blocks below in blue or black ink.

         VOTE ON PROPOSALS

          MUNDER FRAMLINGTON HEALTHCARE FUND SHAREHOLDERS ONLY: Approval of the new Sub-Advisory Agreement among the Munder Framlington Funds Trust, on behalf of the Munder Framlington Healthcare Fund; Munder Capital Management; and Framlington Overseas Investment Management Limited.

          /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

          MUNDER FRAMLINGTON HEALTHCARE FUND SHAREHOLDERS ONLY: Approval for the Proxies to transact such other business as may properly come before the Meeting or any adjournments thereof.

          /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

                  MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

                         SPECIAL MEETING OF SHAREHOLDERS
                              - December 20, 2000 -

The undersigned hereby appoints James C. Robinson, Stephen J. Shenkenberg and Libby E. Wilson, and each of them, the proxies ("Proxies") of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, on December 20, 2000 at 2:00 p.m., Eastern time ("Meeting"), and at any adjournments thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournments thereof.

      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.



PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN THE ACCOUNT IS IN THE NAME OF JOINT TENANTS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

-------------------------------------- -------------------
Signature                              Date


-------------------------------------- -------------------
Signature (if held jointly)            Date

        ------------------------
        NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

The proxy is solicited on behalf of the Board of Trustees of the Munder Framlington Funds Trust. The Board of Trustees recommends a vote FOR the Proposals.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposals.

To vote, mark blocks below in blue or black ink.

         VOTE ON PROPOSALS

          MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND SHAREHOLDERS ONLY:
          Approval of the new Sub-Advisory Agreement among the Munder Framlington Funds Trust, on behalf of the Munder Framlington International Growth Fund; Munder Capital Management; and Framlington Overseas Investment Management Limited.

           /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

          MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND SHAREHOLDERS ONLY:
          Approval for the Proxies to transact such other business as may properly come before the Meeting or any adjournments thereof.

           /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

                        MUNDER INTERNATIONAL NETNET FUND

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED

                         SPECIAL MEETING OF SHAREHOLDERS
                              - December 20, 2000 -

The undersigned hereby appoints James C. Robinson, Stephen J. Shenkenberg and Libby E. Wilson, and each of them, the proxies ("Proxies") of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009, on December 20, 2000 at 2:00 p.m., Eastern time ("Meeting"), and at any adjournments thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the Meeting or any adjournments thereof.

      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.



PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN THE ACCOUNT IS IN THE NAME OF JOINT TENANTS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

-------------------------------------- --------------------
Signature                              Date


-------------------------------------- --------------------
Signature (if held jointly)            Date

        ------------------------
        NOTE: If you own shares in more than one Fund please complete a separate proxy for each Fund.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

The proxy is solicited on behalf of the Board of Directors of the Munder Funds, Inc. The Board of Directors recommends a vote FOR the Proposals.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the Proposals.

To vote, mark blocks below in blue or black ink.

         VOTE ON PROPOSALS

          MUNDER INTERNATIONAL NETNET FUND SHAREHOLDERS ONLY: Approval of the new Sub-Advisory Agreement among the Munder Funds, Inc., on behalf of the Munder International Netnet Fund; Munder Capital Management; and Framlington Overseas Investment Management Limited.

          /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

          MUNDER INTERNATIONAL NETNET FUND SHAREHOLDERS ONLY: Approval for the Proxies to transact such other business as may properly come before the Meeting or any adjournments thereof.

          /  /   FOR              /  /   AGAINST           /  /  ABSTAIN

                                                     [INSERT TO PROXY MATERIALS]



YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY!  Telephone and Internet voting saves postage costs.
IT SAVES TIME Telephone and Internet voting is instantaneous - 24 hours a day. IT'S EASY! Just follow these simple steps:

         1.  Read your proxy statement and have it at hand.
         2.  Call toll-free 1-800-597-7836 OR
               GO TO WEBSITE: https://vote.proxy-direct.com
         3.  Enter your 14 digit CONTROL NUMBER from your Proxy Card.
         4.  Follow the recorded or on-screen directions.
         5.  Do NOT mail your Proxy Card when you vote by phone or internet.